                                                                Exhibit 10.23a

                            [BIO-PLEXUS LETTERHEAD]



                                                              September 13, 1999

To the undersigned holders of
6% Convertible Debentures due 2004

     RE:  Amendment of 6% Convertible Debentures due 2004

Dear Sirs:

     This letter agreement ("Agreement") will evidence the understanding of Bio-Plexus, Inc. (the "Company") and the undersigned parties regarding the amendment of certain 6% Convertible Debentures (the "Debentures") of the Company due 2004. The undersigned parties are holders of Debentures in the aggregate initial principal amount of $2,500,000 which were issued pursuant to an April 1999 private placement of Bio-Plexus securities.

     In consideration of the mutual and dependent promises set forth below, the parties agree as follows:

1. Paragraph 2(b) of the Debentures shall be amended and replaced in its entirety as follows:

     "(b) The interest is payable in such coin or currency of the United States of America as at the time of payment is legal tender, to the persons in whose names the applicable Debenture is duly registered on the Debenture Register (each, a "HOLDER," collectively, the "HOLDERS") on the tenth day prior to the applicable Interest Payment Date and at the address last appearing on the Debenture Register as designated in writing by such Holder thereof from time to time."

2. Paragraph 2(c) of the Debentures shall be amended and replaced in its entirety as follows:

     "(c)  [DELETED]."

3. Paragraph 2(d) of the Debentures shall be amended and replaced in its entirety as follows:

     "(d)  [DELETED]."



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Undersigned Holders of
6% Convertible Debentures due 2004
September 13, 1999
Page 2

4. Paragraph 2(e) of the Debentures shall be amended and replaced in its entirety as follows:

     "(e)  [DELETED]."

     All other terms and conditions of the Debentures not amended by this Agreement remain in full force and effect. If these terms constitute an acceptable understanding, please sign two (2) copies of this Agreement and return one copy to me.

                                              Sincerely,

                                              BIO-PLEXUS, INC.




                                              By: /s/ Richard L. Higgins
                                                  ------------------------------
                                                      Richard L. Higgins
                                                      President


ACCEPTED AND AGREED as of this 13th day of September 1999:


LEONARDO, L.P.
By: Angelo, Gordon & Co., L.P.
Its: General Partner

By: /s/ Michael L. Gordon
   ------------------------------
Name: Michael L. Gordon
Title: Chief Operating Officer
Address: c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Gary Wolf
Telephone: (212) 692-2058
Telecopy: (212) 867-6449
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Undersigned Holders of
6% Convertible Debentures due 2004
September 13, 1999
Page 3




AG SUPER FUND INTERNATIONAL PARTNERS, L.P.
By:  Angelo, Gordon & Co., L.P.
Its: General Partner

By: /s/ Michael L. Gordon
   -------------------------------------------
Name:    Michael L. Gordon
Title:   Chief Operating Officer
Address: c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Gary Wolf
Telephone: (212) 692-2058
Telecopy:  (212) 867-6449


RAMIUS FUND, LTD.
By:  AG Ramius Partners, L.L.C.
Its: Investment Advisor

By: /s/ Michael L. Gordon
   --------------------------------------------
Name:    Michael L. Gordon
Title:   Managing Officer
Address: c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Gary Wolf
Telephone: (212) 692-2058
Telecopy:  (212) 867-6449


GAM ARBITRAGE INVESTMENTS, INC.
By:  Angelo, Gordon & Co., L.P.
Its: Investment Advisor

By: /s/ Michael L. Gordon
   --------------------------------------------
Name:    Michael L. Gordon
Title:   Chief Operating Officer
Address: c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attn: Gary Wolf
Telephone: (212) 692-2058
Telecopy:  (212) 867-6449


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Undersigned Holders of
6% Convertible Debentures due 2004
September 13, 1999
Page 4



RAPHAEL, L.P.


By:   /s/  Michael L. Gordon
     --------------------------------------
Name:      Michael L. Gordon
Title:     Chief Operating Officer
Address:   c/o Angelo, Gordon & Co., L.P.
           245 Park Avenue, 26th Floor
           New York, New York  10167
           Attn: Gary Wolf
Telephone: (212) 692-2058
Telecopy:  (212) 867-6449



AGR HALIFAX FUND, LTD.
By:  AG Ramius Partners, L.L.C.
Its: Investment Advisor


By:   /s/  Jeffrey M. Solomon
     --------------------------------------
Name:      Jeffrey M. Solomon
Title:     Managing Officer
Address:   c/o Ramius Capital Group, LLC
           757 Third Avenue, 27th Floor
           New York, New York  10017
           Attn: Jeffrey M. Solomon
Telephone: (212) 845-7917
Telecopy:  (212) 845-7999